Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events
30.	Subsequent Events
On March 1, 2011, the Company deconsolidated AT as its majority ownership interest was reduced to 10%. As a result, all previously issued preferred securities issued by AT were cancelled. The Company retained a 10% interest in AT and will account for such investment under the cost method in future periods as it no longer has controlling financial interest nor significant influence in AT. No cash or other consideration was received by the Company in conjunction with the disposition. As of December 31, 2010, AT had a net asset of approximately $24.5 million with a noncontrolling interest in the form of preferred securities of $36.0 million.
The Company subsequently recorded a gain of $17.1 million on the deconsolidation of this subsidiary equal to the difference between (i) the sum of (a) the fair value of the retained noncontrolling investments in AT, which has not yet been determined, and (b) the carrying amount of the aforementioned noncontrolling interest in AT, and (ii) the carrying amount of AT’s assets and liabilities.
On April 19, the Company entered in to a definitive investment agreement with Chin Investment Corporation (“CIC”). Under the terms of the agreement, CIC will invest $250 million in SMIC, acquiring 360,589,053 convertible preferred shares at HK$5.39 per convertible preferred share. After the issuance and conversion of the new shares, CIC will own approximately 11.6% of SMIC’s outstanding share capital. The agreement also provides CIC with warrant for investing an additional $50 million in SMIC on the same terms, and entitles CIC to nominate one member of SMIC’s board of directors.